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                                                                Exhibit 10-M(2)
                                                                ---------------

                                                                         4/18/94

                   FIRST AMENDMENT TO THE DANA CORPORATION
                         DIRECTORS' STOCK OPTION PLAN


     WHEREAS, at the Dana Corporation Board of Directors meeting held on April 18, 1994, the Board of Directors resolved that the Dana Corporation Directors' Stock Option Plan ("Plan") should be amended to adjust the number of shares that will be granted each year in recognition of the two-for-one stock split that had been authorized by the Board.

     NOW THEREFORE, BE IT RESOLVED, that the Plan is amended, effective April 18, 1994, as follows:

     1. Amend Section 6(a) of the Plan by adding the following sentence at the end of that Section:

                       "Such number of shares is subject to adjustment upon changes in capitalization as provided in Section 12 hereof."



Secretary                                                   Martin J. Strobel
                                                            ------------------


Mark A. Smith, Jr.
- - -------------------
Witness





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